                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 ------------

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934

                    NUTRACEUTICAL INTERNATIONAL CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                                                  87-0515089
(State of Incorporation or Organization)                      (I.R.S. Employer Identification no.)
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        1400 KEARNS BOULEVARD
             2ND FLOOR
           PARK CITY, UTAH                                                 84060
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(Address of Principal Executive Offices)                                (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]


Securities Act registration statement file number to which this form relates:
   333-41909
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(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


       Title of Each Class                    Name of Each Exchange on which
       to be so Registered                    Each Class is to be Registered
       -------------------                    ------------------------------
         Not Applicable                                Not Applicable
-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.01 per share
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                               (Title of Class)


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                                (Title of Class)


                               Page 1 of 3 Pages
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Item 1.   Description of Registrant's Securities to be Registered.

          The Description of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"), as included under the caption "Description of Capital Stock" in the Prospectus forming a part of the Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission (the "Commission") on December 10, 1997, Registration Number 333-41909, including exhibits, and as may be subsequently amended from time to time (the "Registration Statement"), is hereby incorporated by reference. Capitalized terms used herein and not otherwise defined having the meanings assigned to them in the Registration Statement.

Item 2.   Exhibits.

          Number                           Description
          ------                           -----------

            1. Form of certificate representing Common Stock (incorporated herein by reference to Exhibit 4.1 to the Registration Statement).

            2. Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

            3. Form of By-Laws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registration Statement).

                               Page 2 of 3 Pages
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         NUTRACEUTICAL INTERNATIONAL CORPORATION
                                         ---------------------------------------
                                                       (Registrant)


Date: February 5, 1998                       By: /s/ Bruce R. Hough
                                                 -------------------------------
                                                 Bruce R. Hough
                                                 President

                               Page 3 of 3 Pages